AUXILIUM
Innovations for Life™
LOW T
is treatable
NONSURG
50 VALLEY STREAM PARKWAY
AUXILIUM

1 December 2011 (NASDAQ: AUXL) Exhibit 99.1

We will make various remarks relating to our current plans, potential future events, and what we believe to be the prospects for the Company during this conference call that constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. Today our forward-looking statements will cover, among other things, the Company’s expected financial performance, results and strategic priorities during 2011; the impact of organizational changes; marketing strategies for XIAFLEX for Dupuytren’s contracture; the potential for XIAFLEX to change the treatment paradigm and become the standard of care for the treatment of Dupuytren’s; the size of the Dupuytren’s market; the durability of
XIAFLEX treatment outcomes; future rates of recurrence; a clinical trial to assess multiple concurrent injections of XIAFLEX and the timing to report results of such trial; the value for XIAFLEX provided by the 2012 Medicare national average reimbursement rates for new procedure codes and the effect of new procedure codes on the reimbursement process and XIAFLEX growth; reductions in Medicare payment rates in accordance with the SGR formula for 2012; the effect of the identified leading indicators on the success of the XIAFLEX launch and future net revenues; additional Phase IV clinical trials for XIAFLEX; peer to peer dialogue programs for U.S. physicians and our U.S. patient education campaign; Pfizer’s ability to commercialize XIAPEX for
Dupuytren’s contracture in EU and Eurasian markets; Asahi Kasei Pharma's ability to develop, register for approval and commercialize XIAFLEX for
Dupuytren's contracture and Peyronie's disease in Japan; the potential for XIAFLEX to be used in multiple indications, including for the treatment of
Peyronie’s, cellulite, Frozen Shoulder syndrome and canine and human lipomas, the effectiveness of XIAFLEX for any such indications, and the success of efforts to advance any such new indications; the design and methodology, and the timing to report results, of the phase III trials for XIAFLEX for the treatment of Peyronie’s; the Peyronie’s, Frozen Shoulder and cellulite markets; the timing, commencement, methodology, safety and efficacy of planned clinical trials for XIAFLEX for the treatments of cellulite, Frozen Shoulder syndrome, and human and canine lipomas; our future relationship with
BioSpecifics Technologies Corp.; the growth of the testosterone replacement therapy market, and the growth opportunity for Testim; business development efforts and opportunities to build out the Company’s pipeline; our ability to maximize the value of XIAFLEX and Testim, deliver on our current pipeline, build out our pipeline and create shareholder value. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 under the heading “Risk Factors,” which are on file with the Securities and Exchange
Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. In addition, forward-looking statements provide the
Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation..
Safe Harbor Statement

Shareholder Value

AUXILIUM

Innovations for Life℠

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim
®
and XIAFLEX
®
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

Adrian Adams Has Been Appointed CEO
and President of Auxilium
• 30 years of experience in the pharmaceutical industry,
most recently serving as Chairman and CEO of
Neurologix, Inc.
• CEO and President of Inspire Pharmaceuticals, Inc.,
from 2010 through 2011.
• CEO and President of Sepracor Inc. from 2007 through
2010.
• CEO and President of Kos Pharmaceuticals, Inc. from
2002 through 2006.
• General management and senior international and
national marketing positions at Novartis, SmithKline
Beecham and ICI (now part of AstraZeneca).

AUXILIUM
Innovations for Life

AUXILIUM
Innovations for Life

paladin

AUXILIUM
Innovations for Life

Pfizer

FERRING
PHARMACEUTICALS

AsahiKASEI
ASAHI KASEI PHARMA

AUXILIUM
Innovations for Life

5 XIAFLEX and Testim Are Global Product Opportunities U.S. Canada EU Japan Open ROW Open Open Territory XIAFLEX Testim

3Q11 XIAFLEX Net Revenues $13.1M (including $10.3M in U.S. revenues)
124% y/y growth
3Q11 Testim U.S. Net Revenues $52.9M, 12% y/y growth
Net Revenue (000's)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM

Innovations for Life℠

6

Auxilium Has a 6 Year Net Revenue CAGR of 39.4%

XIAFLEX®

collagenase clostridium histolyticum

PARADIGM CHANGING TREATMENT

collagenase clostridium histolyticum
XIAFLEX
0.9 mg per vial
for injection
for intralesional use
Sterile Diluent

AUXILIUM

Innovations for Life™

7

• Excessive collagen in fascia of hand
• Nodules or pits are an early, active
presentation
• Rope-like cords develop in the finger
and result in contractures
• Quality of life and daily activities
affected
• Surgery has been reserved for
advanced disease due to the nature of
the disease, unpredictable results,
complications, long recovery time and
recurrence/additional surgeries
Dupuytren’s Contracture Is Debilitating for Patients
and Surgery Has Been the Standard of Care
Immediately post-operative
Intra-operative open fasciectomy
Pictures
courtesy
of Dr. Clayton Peimer
pre-operative open fasciectomy

We Believe XIAFLEX Is a Paradigm
Changing Treatment
• Simple, non-invasive injection of XIAFLEX
• Established mechanism of action and selective for specific types of collagen
• XIAFLEX’s post-approval profile is consistent with clinical trial experience
Pre XIAFLEX injection 30 days following XIAFLEX
injection

Strategies for Establishing XIAFLEX as the
Standard of Care
• Leverage excellent clinical efficacy/safety data
• Generate new data to expand treatable population
• Facilitate peer to peer dialogue
• Streamline the reimbursement process
• Activate patients to seek a non-surgical option

Commercial Changes Designed to Speed
Decision Making and Improve XIAFLEX
Performance
• Eliminated EVP of Sales and Marketing position
• SVP Sales, and SVP Marketing will report to CEO
• Changed Professional Advertising Agency and Public
Relations Firm
• Changed Senior Director of Marketing

XIAFLEX Growth Strategy is Tailored to
Customer Needs
• ~ 6,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic
surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement
specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader
support

We Believe the U.S. Dupuytren’s Opportunity Is
Significant
70,000 Surgical
2,3,4
Patients Annually
300,000 Diagnosed
Patients Annually
2,3,4
>1 Million Diagnosed
Patients
2,4
1. Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)
4. Auxilium Research   (Patient Segmentation, Forecast Research, WK/AMA Databases)
Sources:
$350 Million
Market
Opportunity
$1 Billion
Annual Market
Opportunity
>$3 Billion Market
Opportunity

Highlights of Data Released at ASSH Meeting
• Post marketing safety experience
– No clinically meaningful change in nature of adverse events
– Tendon rupture rate per distributed doses significantly lower than in clinical studies
• Chart review (300 patients):
– 63% attain full release following first injection vs. 39% in CORD I
– Injections per joint is 36% lower than CORD I data with equivalent efficacy
• Three year recurrence data:
– 65% of successfully treated patients did not recur
– 93% of successfully treated joints did not receive medical or surgical Intervention
– For those with recurrence, contracture had yet to reach pre-treatment levels at 3 years.
• Multi Cord – Two 0.58 mg doses concurrently into the same hand
– Safety profile in pilot study (12 patients with 36 cords) consistent with previous clinical studies
– 60 Patient trial assessing efficacy and safety underway.  Top line results in 2H12

Building on Momentum from ASSH
• Introduced Sample program for non-using physicians
• Introduced Patient co-pay assistance program
• Initiated Direct Response TV Campaign in 7 Ready Markets
• Initiated Multi-Cord Phase IV clinical study
• Obtained CPT Codes Specific for Xiaflex – Effective Jan.1, 2012
• Obtained Coverage at several BCBS Plans

16 Launch Update Through November 2011

PHYSICIAN ENROLLMENTS
SITES ENROLLED
UNIQUE SITES ORDERING
3500
3000
2500
2000
1500
1000
500
0
2201 2305 2399 2511 2596 2668 2764 2819 2884 2973 3059 3163 3242
1613 1693 1758 1844 1936 2001 2076 2133 2179 2249 2322 2395 2462
669 770 839 900 981 1045 1097 1153 1201 1242 1285 1349 1409
Nov Dec Jan '11 Feb Mar Apr May Jun Jul Aug Sep Oct Nov

AUXILIUM
Innovations for Life™

17 Adoption of XIAFLEX is Growing ~57% of enrolled sites have ordered XIAFLEX

487
507
473
504
462
483
415
455
476
372
459
454
442
450
340
432
437
311
288
261
228
550
450
350
250
150
50
Number of Sites
November (1409 Sites)
October (1349 Sites)
September (1285 Sites)
August (1242 Sites)
July (1201 Sites)
June (1153 Sites)
May (1097 Sites)
1-2 Injections
3-10 Injections
11+ injections

Cumulative Injections per Site

AUXILIUM
Innovations for Life™

18

Growth in Number of Experienced Sites Continues

2012 Average Medicare Reimbursement Rates
for Unique XIAFLEX Procedure Codes*
Expected to Provide Appropriate Value
Description Code Amount
Office or other outpatient visit, for
the evaluation and management of a
new patient
99203 $102.95
INJECTION, ENZYME (EG,
COLLAGENASE), PALMAR FASCIAL
CORD (IE, DUPUYTREN'S
CONTRACTURE)
20527 $75.77
Finger Extension- MANIPULATION,
PALMAR FASCIAL CORD (IE,
DUPUYTREN'S CORD), POST ENZYME
INJECTION (EG, COLLAGENASE),
SINGLE CORD  (10 day global)
26341 $98.53
Application of finger splint; static 29130 $39.07
*The above codes represent what the Company expects will be the typical treatment cycle (evaluation & management visit, injection procedure, manipulation procedure and splinting)
of a new Dupuytren’s patient who eventually receives a single XIAFLEX injection in a Dupuytren’s cord.  These 2012 rates reflect a national Medicare average of the non-facility allowable.  As always, coding reflects clinical decisions, and physicians may opt to use other or additional codes based on their medical judgment. The above rates are calculated using the final 2012 relative value unit (RVU) for each of the above codes and multiplying it by the 2011 conversion factor (i.e. RVU x conversion factor = reimbursement rate).  Without a change in the law from Congress, Medicare payment rates to providers that are paid under the Medicare Physician Fee Schedule will be reduced by 27.4 percent (via the proposed
2012 conversion factor) for services in 2012.  This is the eleventh time the Sustainable Growth Rate (SGR) formula has proposed a payment cut although the reductions have been averted through legislation in ten of the past eleven years, with the exception of allowing the reduction to stand in 2002.

New CPT Codes for XIAFLEX Should Help
Streamline Reimbursement in 2012
• We believe the codes should ease the reimbursement
processing burden on office staff, speed up the time to
payment and increase predictability of payment.
• Based on experience with the J-code, we believe full
utilization of the new CPT codes could take some time
before affecting site reimbursement practices
• 2012 XIAFLEX growth should be helped modestly by
new CPT codes

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

AUXILIUM

Innovations for Life℠

Testim ® 1% Testosterone Gel
• Indicated for testosterone replacement therapy in adult
males for hypogonadism
• Launched in U.S. in 2003 and EU in 2006
• >8 yrs of use with established safety and efficacy
• Applied once daily at 5-10mg
> ~100M daily doses since launch
> 16 clinical studies involving approx. 1,800 patients
> 90% stay on starting dose of 5mg (one tube)
> Simple application process and dosing

Hypogonadism Is an Unmet Need and
Under-penetrated Market
• 39% of U.S. males over 45 yrs are
hypogonadal
1
>Less than 10% of affected population
receives treatment
• Increasing physician and patient education
and awareness should result in increased
treatment
1
Mulligan T. et al. Int J. Clin Pract
2006

Gels Continue to Drive Significant Growth in
TRT Marketplace
Source: IMS data
$35
$117
$198
$281
$334
$371
$439
$545
$685
$892
$1,149
$49
$59
$77
$118
$210
$302
$390
$451
$483
$554
$663
$810
$1,041
0
200
400
600
800
1,000
1,200
1,400
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Gel Patch Oral Injectables
($ in millions)
$1,329

Testosterone Replacement Therapy Landscape
is Changing
• New competition helping expand treated market
in 2011 with 17% y/y growth from 3Q10
• Maintaining solid market share (21%) due to
blunting of competitor launch tactics
• Testim has expanded covered lives through
some wins in managed care

25 XIAFLEX Pipeline

XIAFLEX  Represents a Pipeline in a Product
-
U.S. patent protected through 2028
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
XIAFLEX
XIAFLEX
XIAFLEX
XIAFLEX
XIAFLEX
XIAFLEX
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Canine Lipoma*
Cellulite*
Human Lipoma*
*Right to exercise option for exclusive global license from BioSpecifics Technologies Corp.

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life℠

1
Smith BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea 1
• Plaques show excessive collagen deposition 2
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
• Surgery is a treatment of last resort
Peyronie’s disease Is a Devastating Disorder
with No Approved Therapies

1
Bella  A. Peyronie’s Disease J Sex Med 2007;4:1527–1538
2
Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
3
Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.
4
Smith BH. Am J Clin Pathol. 1966;45:670-678.
5
Lindsay MB, J Urol.
1991;146:1007-1009.
6
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated to be
approximately 5% in adult men
1,2,3
> Actual prevalence may be higher, based on autopsies
4
• Prevalence rate increases with age
> The average age of disease onset is 53 years
5
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease
6
We believe Peyronie’s Disease Is Under-
diagnosed and Under-treated

Peyronie’s Disease Phase III Development
Program
Study Type
~ #
Subjects
Sites
XIAFLEX:
Placebo
Duration
AUX-CC-803
Double-blind,
placebo controlled
400
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-804
Double-blind,
placebo controlled
400
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-802
Open Label 300
12 US
6 NZ
~ 21 EU
N/A 36 Wks
AUX-CC-805
Pharmacokinetics
20 1 US N/A 4 Wks
XIAFLEX 0.58 mg
Two injections per treatment cycle
24 to 72 hours between injections
Penile plaque modeling following each cycle
Up to 4 cycles at 6 week intervals
Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design
Should Increase the Chance of Success in Phase III
• 4 cycles of therapy in the phase III trial
• All patients receive modeling
• All patients must have at least 12 months of
disease since diagnosis
Mean net improvements in phase IIb penile
curvature and bother domain would have met
statistical significance using phase III co-primary
endpoint requirements

Baseline Characteristics in the Phase III Double-
blind Trials are Similar to the Phase IIb Clinical
Trial
• Phase III baseline curvature and Peyronie’s disease bother are comparable to the phase IIb baseline.
• Degree of penile curvature deformity did not correlate with PD bother at baseline (e.g. low curvature may result in high PD bother and vice-versa)
•
The majority of patients with penile curvature =60°
or >60°
were:
– very bothered or extremely bothered  the last time they looked at their erect penis (58% and 73%, respectively)
– reported difficulty in having vaginal intercourse (70% and 76%, respectively)
– reported having sexual intercourse less frequently (81%)
• A significant correlation exists between PD bother and patient reported distress.

Peyronie’s Pivotal Phase III Update
• Active dosing phase complete
• Double-blind patients are now in the 34 week
follow-up phase of studies
• Top line results in Peyronie’s should be
available in 2Q12

Cellulite Dimples
Epidermis
Dermis
Fat Cells
Septae
Muscle

AUXILIUM
Innovations for Life℠

33 Collagen Septae Enable Edematous Fibrosclerotic Panniculopathy (EFP) Cellulite Collagen Network

EFP Represents an Unmet Medical Need
• Current non-surgical treatment options have not shown benefit in EFP
– OTC pills, creams and lotions.
– Unapproved mixtures of enzymes and fat dissolvers
– Various devices, including lasers
• There are currently no FDA approved medical therapies for EFP
• Surgical approaches have shown some benefit, but are invasive
– Liposuction
– Subscision
• We believe XIAFLEX may enable physicians to enzymatically and specifically lyse the septae, in a less invasive fashion than subscision, possibly resulting in a smoother appearance to the skin surface.

Before Collagenase
One month
after Collagenase
Six months
after Collagenase

AUXILIUM
Innovations for Life℠

Early Pilot Phase I Trial was Encouraging
• Drs. Dagum and Badalamente at SUNY Stony Brook
• 10 female subjects were treated with a single 0.58 mg dose of collagenase
• 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75 at 6 months
– Scale for the patient satisfaction scoring ranged from 1 being completely satisfied and 4 being not satisfied

Considerable Work Done in Cellulite
• Pre-IND meeting with FDA to determine a
path forward
• Pre-clinical work done with subcutaneous
injections of XIAFLEX at variable doses in
a mini-pig study
– Lysis of collagen in dermal septae was
observed at all doses
• Completing stability work on new diluent
and dosage formulations
• Preparation for the filing of an IND in the
4Q11

Cellulite – Phase Ib Dose Escalation Study
• Expected to begin in 1Q12
• Assess the safety and efficacy of XIAFLEX in the
treatment of cellulite
– Multiple doses in various volumes and concentrations
– 10 injection sites over an 8 x 10cm surface area
– Seven cohorts followed for 90 days
• Physician and patient reported improvement of
cellulite endpoints
• Topline results expected in 4Q12

Clavicle
(collarbone)
Shoulder
capsule
Humerus
(upper arm)
Scapula
(shoulder
blade)
Inflamed joint capsule

In frozen shoulder, the smooth tissues of the shoulder capsule become thick, stiff, and inflamed.

AUXILIUM
Innovations for Life℠

38 Collagen Accumulation Can Result in Adhesive Capsulitis Normal Shoulder Frozen Shoulder

Adhesive Capsulitis Represents an Unmet
Medical Need
• Current treatment options have limited results
– non-steroidal pain relievers
– oral steroids
– corticosteroid injections
– physical therapy all with limited results.
• Manipulation of the shoulder under anesthesia or arthroscopic surgery can disrupt the frozen capsule
• There are currently no FDA approved non-surgical therapies for
Frozen Shoulder
• We believe that XIAFLEX may act by thinning the thickened
collagen capsule allowing improved range of motion of the affected shoulder.

Early Pilot Phase II Trial was Encouraging
• Drs. Wang and Badalamente at SUNY Stony Brook
– 60 subjects treated with varying doses of collagenase
– Following a single injection of collagenase, 8 subjects in the collagenase groups or approximately 16% achieved successful treatment outcomes
– In the subsequent open label portion, 46 subjects received additional injections of
0.58 mg of collagenase up to a total of 4 injections
– By the third injection, 43 of the 46 subjects in the open label extension or 93%, had achieved a response with increased shoulder motion
• Saline injection study
– Injected sterile saline under ultrasound guidance
– All subjects confirmed appropriate location of injection as extraarticular

Frozen Shoulder – Phase IIa Dose
Escalation Study Underway
• To assess the safety and efficacy of XIAFLEX in the
treatment of Frozen Shoulder
– Two doses (0.29 and 0.58 mg) given under ultrasound guidance
– Approximately 50 subjects across 5 cohorts
– Up to three injections 21 days apart
– Subjects followed for 90 days
• Endpoint will be range of motion parameters for the
affected shoulder compared to exercise only group
• Topline results expected in 1H13

BTC Will Advance Clinical Studies in Canine
and Human Lipomas
• Lipomas consist of normal fat encapsulated
within a collagen capsule or shell
• Current treatment options for lipoma include
liposuction or surgical excision
• There are no approved non-surgical
therapies
• We believe XIAFLEX may be beneficial in
lysing that collagen capsule allowing
redistribution of the normal fat and reduction
or disappearance of the palpable lipoma

XIAFLEX – Additional Data and Development
Work Ongoing
• Some small pilot studies were conducted examining the effects of collagenase on lipomas in humans and animals.
• Investigators noted improvement in lipomas, specifically reduction in their size, following injections of collagenase.
• BTC is planning a pilot dose escalation study with treatment of benign lipomas with XIAFLEX in 14 human subjects.
• BTC is planning a study in 32 canines in which they will examine several doses for the treatment of benign lipomas with XIAFLEX.

Business Development Efforts Expected to
Focus on Building Out Pipeline
• Leverage current infrastructure of Testim and
XIAFLEX field forces with additional marketed
products
• Seeking assets in Urology, Orthopedics and
Orphan Diseases

Net Revenues Up 24% over 3Q10
Quarter End Quarter End Increase
9/30/2011 9/30/2010 (Decrease)
Testim U.S. Revenue $52.9 $47.4 $5.5
Testim Ex – U.S. & Contract Revenue 0.7 0.5 0.2
Total Testim Revenue $53.6 $47.9 $5.7
XIAFLEX U.S. Revenue $10.3 $4.6 $5.7
XIAFLEX Ex – U.S. and Contract Revenue $2.8 1.1 1.7
Total XIAFLEX Revenue $13.1 $5.7 $7.4
Total Worldwide Revenue $66.7 $53.6 $13.1

3Q11 Financial Results ($ Millions)
(Decr.)
3Q11 3Q10 $ %
Total Revenues $         66.7 $            53.6 $   13.1 24%
Cost of Goods Sold * $         13.5 $            11.6 $     2.0 17%
Gross Profit $         53.2 $            42.1 $   11.1 26%
% of Revenues 80% 78%
R & D Expense * $         14.2 $            14.4 $    (0.3) (2%)
SG&A Expense * $         43.3 $            40.3 $     2.9 7%
Net Loss $          (4.1) $          (12.8) $     8.7 68%
Earnings per share $        (0.08) $          (0.27) $   0.18 68%
*  Stock Based
Comp Expense $           3.8 $              3.5 $     0.3 10%
Cash & Cash
Equivalents $       149.6
Incr. /

2011 Guidance
Global Testim Revenues $200 - 210 million
Xiaflex:
US Revenues 45 - 50 million
Ex-U.S. / Def Rev* 9 - 11 million
Total Xiaflex $54 - 61 million
Total Revenues $254 - 271 million
R & D Expense $60 - 70 million
S G & A Expense $170 - 180 million
Net Income (Loss) $(40) - (45) million
Stock Base Comp Expense $15 - 20 million
*Following Pfizer’s first sale in Spain, the third major market, we expect to exceed the upper end of this guidance by $1 to 2 million.

We Believe That Auxilium is Well-Positioned
for Long-Term Growth
•
Establish XIAFLEX as the standard of care for Dupuytren’s contracture in the U.S.
•
Maximize Testim in a changing competitive environment
•
Support Pfizer’s launch of XIAPEX for the treatment of Dupuytren’s contracture
•
Complete the Peyronie’s Disease double blind studies and announce top-
line data in 2Q12
•
Initiate phase Ib trial for cellulite in early 2012
•
Work collaboratively with BTC to assist them as they initiate studies using
XIAFLEX

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

Management Contact
James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com
William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com